SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                      Securities Exchange Act of 1934 Date
                        of Report (Date of earliest event
                           reported): August 22, 2006

                              Scantek Medical, Inc.
   --------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)


       Delaware                      000-27592                84-1090126
--------------------------------------------------------------------------------
(State or other jurisdiction       (Commission             (IRS Employer
    of incorporation)              File Number)          Identification No.)


               4B Wing Drive, Cedar Knolls, NJ 07927
--------------------------------------------------------------------------------
               (Address of principal executive offices) (Zip Code)

     Registrant's telephone number, including area code         (973) 401-0434


--------------------------------------------------------------------------------
         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 1 -- Registrant's Business and Operations
Item 1.01 Entry into a Material Definitive Agreement.

On August 22, 2006, Scantek Medical, Inc. ("Scantek") entered into an agreement (the "Amended Agreement") which amended and restated its December 3, 2004 Definitive Agreement with Life Medical Technologies, Inc. ("Life Medical").

Scantek has announced the Amended Agreement in a press release dated September 6, 2006, which press release provides details not included in previously issued reports. A copy of the press release is furnished with this Current Report on Form 8-K as Exhibit 99.1. A copy of the Amended Agreement is furnished with this Current Report on Form 8-K as Exhibit 99.2.

Section 7 --Regulation FD
Item 7.01 Regulation FD Disclosure.

The information disclosed above in Item 1.01 is incorporated herein by reference.

Section 9 - Financial Statements and Exhibits
Item 9.01 Financial Statements and Exhibits.

Exhibit No. Description

99.1        Press Release of Scantek Medical, Inc. dated September 6, 2006.

99.2 Definitive Agreement between Scantek and Life Medical, dated as of the 3rd day of December, 2004, as amended on the 22nd day of August, 2006.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  Scantek Medical, Inc.

Date: September 6, 2006           By: /s/ Zsigmond L. Sagi
                                      --------------------------------
                                      Dr. Zsigmond Sagi, President

                                      -2-